U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: February 1, 2006


                            LEXINGTON RESOURCES, INC.
        _________________________________________________________________
        (Exact name of small business issuer as specified in its charter)


                                     NEVADA
              ____________________________________________________
              (State or other Jurisdiction as Specified in Charter


        00-25455                                         88-0365453
________________________                    ____________________________________
(Commission file number)                    (I.R.S. Employer Identification No.)


                            7473 West Lake Mead Road
                             Las Vegas, Nevada 89128
                    ________________________________________
                    (Address of Principal Executive Offices)


                                 (702) 382-5139
                           ___________________________
                           (Issuer's telephone number)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

     On January 6, 2006, Lexington Resources, Inc., a Nevada corporation (the "Company") obtained an independent reserves and economic evaluation report regarding the nine producing wells in the Arkoma Basin and the approximately 7,506 acres of undeveloped leasehold in Hughes and McIntosh Counties in Oklahoma, and the approximately 3,240 acres of undeveloped leasehold in the counties located in Texas (the "Reserves and Economic Evaluation"). The Reserves and Economic Evaluation was prepared by Pinnacle Energy Services, LLC of Oklahoma City, Oklahoma.

     The Reserves and Economic Report provides a summary of the proven results regarding the Company's interests in nine proved developed producing wells and the five proved undeveloped well sites in Oklahoma and the six proved undeveloped well sites and 16 probable category wells in Texas. The Reserves and Economic Report is attached to this Current Report on Form 8-K as Exhibit 99.1 together with "Exhibit A - Well List with Locations and Interests" and economic run detail and assumptions thereto. The Pinnacle Energy Services, LLC Consent of Independent Petroleum Engineers dated February 9, 2006 is filed as Exhibit 23.1 to this Current Report on Form 8-K. Ecomonic runs and graphs for non proven reserves have been removed from the report. Graphs for proven reserves have been removed from the report.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

         23.1 Pinnacle Energy Services, Inc. Consent of Independent Petroleum Engineers dated January 6, 2006.

         99.1 Reserves and Economic Evaluation dated January 6, 2006, redacted version without graphical information and production runs on probable reserve category information.


                                   SIGNATURES


         In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                            LEXINGTON RESOURCES, INC.

                                               /s/ GRANT ATKINS
Date: February 1, 2006                      By:___________________________
                                               Grant Atkins, President and
                                               Chief Executive Officer